Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into and effective as of February 19, 2019 by and among BOOT BARN, INC., a Delaware corporation (“Borrower”), the other Credit Parties party hereto, GOLUB CAPITAL MARKETS LLC, as Administrative Agent, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, the other Credit Parties from time to time party thereto, Administrative Agent and the Lenders from time to time party thereto, have entered into that certain Credit Agreement dated as of June 29, 2015 (as amended by that certain First Amendment to Credit Agreement and Collateral Agreement dated as of May 26, 2017 and as further amended, restated, supplemented or otherwise modified prior to the effectiveness of this Amendment, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders amend the Existing Credit Agreement in certain respects as more fully set forth herein; and

WHEREAS, the Administrative Agent and the Lenders are willing to accommodate such requests subject to the terms, conditions and other provisions hereof.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1.                                      Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2.                                      Amendments to Existing Credit Agreement. Effective as of the Second Amendment Effective Date (as defined herein), in reliance upon the representations and warranties of the Credit Parties set forth in this Amendment, the Existing Credit Agreement is hereby amended as follows:

(a)                                 Section 1.3(a) of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

“(a)                           All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP, applied on a consistent basis, as in effect from time to time and in a manner consistent with that used in preparing the audited financial statements required by Section 8.1(a), except as otherwise specifically prescribed herein. Notwithstanding the foregoing, (x) for purposes of determining compliance with any covenant (including the

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computation of any financial ratio) contained herein, the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded and any Indebtedness of Holdings and its Subsidiaries subject thereto shall be deemed to be carried at 100% of the outstanding principal amount thereof unless otherwise specified herein and (y) to the extent that any change in GAAP after the Closing Date results in leases which are, or would have been, classified as operating leases under GAAP as it exists on the Closing Date being classified as capital leases under GAAP as so revised, such change in classification of leases from operating leases to capital leases shall be ignored for purposes of determining compliance with any covenant (including the computation of any financial ratio) under this Agreement and any of the other Loan Documents (provided, any financial statements required to be delivered hereunder shall be required to be delivered in conformity with GAAP, applied on a consistent basis, as in effect from time to time together with a detailed reconciliation between calculations before and after giving effect to such change in GAAP).”

3.                                      [Reserved].

4.                                      Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)                                 the execution and delivery of this Amendment by the Credit Parties, Administrative Agent and the Required Lenders;

(b)                                 the representations and warranties contained in Section 5 hereof shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) except to the extent such representations and warranties are made on and as of a specified date (and not required to be remade on the Second Amendment Effective Date), in which case such representations and warranties shall continue on the Second Amendment Effective Date to be true and correct in all material respects as of the specified date (without duplication of any materiality qualifier contained therein); and

(c)                                  no Default or Event of Default shall have occurred and be continuing or would result immediately after giving effect to this Amendment on the Second Amendment Effective Date.

The “Second Amendment Effective Date” shall mean the first date on which all of the conditions set forth in this Section 4 have been satisfied.

5.                                      Representations and Warranties. Each Credit Party hereby represents and warrants to Administrative Agent and each Lender as follows:

(a)                                 after giving effect to the transactions contemplated herein, each of the representations and warranties of the Credit Parties contained in the Loan Documents are true and correct as of the date hereof in all material respects (or true and correct in all respects if such representation or warranty already contains any materiality qualifier), except to the extent that any such representation or warranty expressly relates to an earlier date;

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(b)                                 Each Credit Party has right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment;

(c)                                  This Amendment been duly executed and delivered by the duly authorized officers of each Credit Party, and upon execution will constitute the legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies;

(d)                                 The execution, delivery and performance of this Amendment on the Second Amendment Effective Date (i) do not violate the terms of such Credit Party’s by-laws, operating agreement articles or certificate of incorporation or formation or other documents relating to such Credit Party’s formation, (ii) require any Governmental Approval or violate any Applicable Law relating to any Credit Party or any Subsidiary thereof where the failure to obtain such Governmental Approval or such violation could reasonably be expected to have a Material Adverse Effect, (iii) conflict with, result in a breach of or constitute a default under any Material Contract to which such Credit Party is a party or by which any of its properties may be bound or any Governmental Approval relating to such Credit Party, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Credit Party other than Permitted Liens, or (v) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment other than consents, authorizations, filings or other acts or consents for which the failure to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

(e)                                  no Default or Event of Default exists or would result immediately after giving effect to this Amendment.

6.                                      No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents (except as specifically provided for herein) or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or modified hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended or modified hereby.

7.                                      Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

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8.                                 Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

9.                                 GOVERNING LAW; WAIVER OF SERVICE OF PROCESS; SUBMISSION TO JURISDICTION. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12.1 of the Credit Agreement. Nothing in this Amendment will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment in any court referred to in Section 12.5(b) of the Credit Agreement. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

10.                          JURY WAIVER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

11.                          Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

12.                          Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment

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shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders (except as expressly provided for herein), constitute a waiver of any provision of any of the Loan Documents (except as expressly provided for herein) or serve to effect a novation of the Obligations.

[The remainder of the page intentionally is left blank; signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

CREDIT PARTIES:

BOOT BARN, INC., a Delaware corporation

By:	/s/ Gregory V. Hackman
Name:	Gregory V. Hackman
Title:	Chief Financial Officer and Secretary
(Principal Financial Officer and Principal Accounting Officer)

BOOT BARN HOLDINGS, INC. a Delaware corporation

By:	/s/ Gregory V. Hackman
Name:	Gregory V. Hackman
Title:	Chief Financial Officer and Secretary
(Principal Financial Officer and Principal Accounting Officer)

SHEPLERS HOLDING CORPORATION, a Delaware corporation

By:	/s/ Gregory V. Hackman
Name:	Gregory V. Hackman
Title:	Chief Financial Officer and Secretary
(Principal Financial Officer and Principal Accounting Officer)

SHEPLERS, INC.,
a Kansas corporation

By:	/s/ Gregory V. Hackman
Name:	Gregory V. Hackman
Title:	Chief Financial Officer and Secretary
(Principal Financial Officer and Principal Accounting Officer)

ADMINISTRATIVE AGENT AND LENDERS:

GOLUB CAPITAL MARKETS LLC, as Administrative Agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL PARTNERS CLO 16(M)-R, LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL PARTNERS CLO 17(M)-R, LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL PARTNERS CLO 38(M), LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL PARTNERS CLO 21(M)-R, LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Second Amendment to Credit Agreement

GOLUB CAPITAL PARTNERS CLO 24(M)-R, LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL PARTNERS CLO 28(M), LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL PARTNERS CLO 30(M), LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GCIC SENIOR LOAN FUND II LLC, as a Lender

By: GCIC Senior Loan Fund LLC, its sole Member

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL BDC HOLDINGS LLC, as a Lender

By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Second Amendment to Credit Agreement

GOLUB CAPITAL BDC FUNDING LLC, as a Lender

By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GCPF LOAN FUNDING B, LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

PEARLS 12, L.P., as a Lender

By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

SENIOR LOAN FUND II LLC, as a Lender

By: Senior Loan Fund LLC, its sole Member

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GCIC FUNDING LLC, as a Lender

By: Golub Capital Investment Corporation, its sole member
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Second Amendment to Credit Agreement

GCIC HOLDINGS LLC, as a Lender

By: Golub Capital Investment Corporation, its sole member
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GCP FINANCE 2 LTD., as a Lender

By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GCP FINANCE 6 LTD., as a Lender

By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GCP FINANCE 8 LTD., as a Lender

By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Second Amendment to Credit Agreement

NEWSTAR BERKELEY FUND CLO LLC, as a Lender
By: First Eagle Private Credit, LLC, its Designated Manager

By:	/s/ Kevin T. Mulcahy
Name: Kevin T. Mulcahy
Title: Managing Director

Second Amendment to Credit Agreement

Partners Group Private Market Credit Strategies 2013 USD, L.P.
By: Partners Group (USA) Inc., its general partner

By: Partners Group (Guernsey) Limited, under power of attorney, as a Lender

By:	/s/ Laine Shorto
Name: Laine Shorto
Title: Authorized Signatory

By:	/s/ Luke Roussell
Name: Luke Roussell
Title: Authorized Signatory

Second Amendment to Credit Agreement

Partners Group Private Markets Credit Strategies S.A. acting in respect of its Compartment 2013 (II) USD

Executed by its manager, Partners Group (Guernsey) Limited,
as a Lender

By:	/s/ Laine Shorto
Name: Laine Shorto
Title: Authorized Signatory

By:	/s/ Luke Roussell
Name: Luke Roussell
Title: Authorized Signatory

Second Amendment to Credit Agreement

Partners Group Private Markets Credit Strategies S.A. acting in respect of its Compartment 2015 (V) EUR

Executed by its manager, Partners Group (Guernsey) Limited,
as a Lender

By:	/s/ Laine Shorto
Name: Laine Shorto
Title: Authorized Signatory

By:	/s/ Luke Roussell
Name: Luke Roussell
Title: Authorized Signatory

Second Amendment to Credit Agreement

Partners Group Private Markets Credit Strategies S.A. acting in respect of its Compartment 2015 (VI) GBP

Executed by its manager, Partners Group (Guernsey) Limited,
as a Lender

By:	/s/ Laine Shorto
Name: Laine Shorto
Title: Authorized Signatory

By:	/s/ Luke Roussell
Name: Luke Roussell
Title: Authorized Signatory

Second Amendment to Credit Agreement

Partners Group Private Markets Credit Strategies S.A. acting in respect of its Compartment Belfast Multi-Credit Investments I

Executed by its manager, Partners Group (Guernsey) Limited,
as a Lender

By:	/s/ Laine Shorto
Name: Laine Shorto
Title: Authorized Signatory

By:	/s/ Luke Roussell
Name: Luke Roussell
Title: Authorized Signatory

Second Amendment to Credit Agreement

Partners Group Private Markets Credit Strategies S.A. acting in respect of its Compartment Berlin 2015

Executed by its manager, Partners Group (Guernsey) Limited,
as a Lender

By:	/s/ Laine Shorto
Name: Laine Shorto
Title: Authorized Signatory

By:	/s/ Luke Roussell
Name: Luke Roussell
Title: Authorized Signatory

Second Amendment to Credit Agreement

WIN Alt IC Limited
Executed by its administrator, Partners Group (Guernsey) Limited, as a Lender

By:	/s/ Laine Shorto
Name: Laine Shorto
Title: Authorized Signatory

By:	/s/ Luke Roussell
Name: Luke Roussell
Title: Authorized Signatory

Second Amendment to Credit Agreement

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD.
By: Ivy Hill Asset Management, L.P., as Portfolio Manager, as a Lender

By:	/s/ Kevin R. Braddish
Name: Kevin R. Braddish
Title: Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD.
By: Ivy Hill Asset Management, L.P., as Portfolio Manager, as a Lender

By:	/s/ Kevin R. Braddish
Name: Kevin R. Braddish
Title: Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager, as a Lender

By:	/s/ Kevin R. Braddish
Name: Kevin R. Braddish
Title: Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VIII, LTD.
By: Ivy Hill Asset Management, L.P., as Collateral Manager, as a Lender

By:	/s/ Kevin R. Braddish
Name: Kevin R. Braddish
Title: Duly Authorized Signatory

Second Amendment to Credit Agreement

IVY HILL MIDDLE MARKET CREDIT FUND IX, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager, as a Lender

By:	/s/ Kevin R. Braddish
Name: Kevin R. Braddish
Title: Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND X, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager, as a Lender

By:	/s/ Kevin R. Braddish
Name: Kevin R. Braddish
Title: Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND XIV, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager, as a Lender

By:	/s/ Kevin R. Braddish
Name: Kevin R. Braddish
Title: Duly Authorized Signatory

Second Amendment to Credit Agreement